EXHIBIT 99.7

Exhibit 99.7

Assured Guaranty Corp. 1325 Avenue of the Americas New York, NY 10019 t. 212.974.0100 www.assuredguaranty.com

Financial Guaranty Insurance Policy

Insured Obligations: $900,000,000 in aggregate principal amount of Revolving Home Equity Loan Asset Backed Notes, Series 2007-D, Class A	Policy No.: D-2007-89
Effective Date: May 31, 2007

Assured Guaranty Corp., a Maryland-domiciled insurance company (“Assured Guaranty”), in consideration of the payment of the premium and on the terms and subject to the conditions of this Policy (which includes each endorsement hereto), hereby unconditionally and irrevocably agrees to pay to the Trustee, for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment during the Term of the Policy but shall be unpaid by reason of Nonpayment. Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the endorsement attached hereto.

Assured Guaranty will make payment of any amount required to be paid under this Policy following receipt of notice as described in the endorsement attached hereto. Such payments of principal and interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Assured Guaranty, transferring to Assured Guaranty all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligations, to the extent of such payments of principal and interest. Payment by Assured Guaranty to the Trustee for the benefit of the Holders shall discharge the obligations of Assured Guaranty under this Policy to the extent of such payment.

In the event that the Trustee for the Insured Obligations has notice that any payment of principal of or interest in an Insured Obligation which has become Due for Payment and which has been made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and has been recovered from such Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Assured Guaranty to the extent of such recovery if sufficient funds are not otherwise available (in accordance with the endorsement attached hereto).

This Policy is non-cancelable for any reason. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment premium or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Assured Guaranty, nor against any risk other than Nonpayment, including the failure of the Trustee to remit amounts received to the Holders of Insured Obligations and any shortfalls attributable to withholding or other taxes, including interest and penalties in respect of such liability.

To the fullest extent permitted by applicable law, Assured Guaranty hereby waives, in each case for the benefit of the Holders only, all rights and defenses of any kind (including, without limitation, the defense of fraud in the inducement or in fact or any other circumstance that would have the effect of discharging a surety, guarantor or any other Person in law or in equity) that may be available to Assured Guaranty to deny or avoid payment of its obligations under this Policy in accordance with the express provisions hereof.  Nothing in this paragraph will be construed (i) to waive, limit or otherwise impair, and Assured Guaranty expressly reserves, Assured Guaranty’s rights and remedies, including, without limitation: its right to assert any claim or to pursue recoveries (based on contractual rights, securities law violations, fraud or other causes of action) against any Person or entity, in each case, whether directly or acquired as a subrogee, assignee or otherwise, subsequent to making any payment to the Beneficiary in accordance with the express provisions hereof, and/or (ii) to require payment by Assured Guaranty of any amounts that have been previously paid or that are not otherwise due in accordance with the express provisions of this Policy. Assured Guaranty does not waive its rights to seek payment of all amounts to which it is entitled pursuant to the Operative Documents.

This Policy (which includes each endorsement hereto) sets forth in full the undertaking of Assured Guaranty with respect to the subject matter hereof, and may not be modified, altered or affected by any other agreement or instrument, including, without limitation, any modification thereto or amendment thereof.

This Policy shall be governed by, and shall be construed in accordance with, the laws of the State of New York.

THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

IN WITNESS WHEREOF, Assured Guaranty has caused this Policy to be affixed with its corporate seal, to be signed by its duly authorized officer and to become effective and binding upon Assured Guaranty by virtue of such signature.

ASSURED GUARANTY CORP.
[SEAL]
By:  /s/ Michael Schozer_________________
Name: Michael Schozer
Title: President

Signature attested to by:

/s/ Ling Chow
Counsel

Form FG004 01 07
Policy No.: D-2007-89

Assured Guaranty Corp. 1325 Avenue of the Americas New York, NY 10019 t. 212.974.0100 www.assuredguaranty.com

Endorsement No. 1 to Financial Guaranty Insurance Policy

Attached to and forming a part of Financial Guaranty Insurance Policy No.: D-2007-89 Issued To: The Bank of New York, as Indenture Trustee	Effective Date: May 31, 2007

This endorsement forms a part of the Note Policy referenced above. To the extent the provisions of this endorsement conflict with the provisions of the above-referenced Note Policy, the provisions of this endorsement shall govern.

SECTION 1. Definitions

(i)           All references to the “Trustee” in the first four paragraphs of the Note Policy shall mean, and refer to, the “Indenture Trustee” and references to the “Policy” on the first page of the Note Policy shall mean and refer to the “Note Policy.”

(ii)           For purposes of the Note Policy, the following terms shall have the following meanings:

“Beneficiary” means the Indenture Trustee, on behalf of, and for the benefit of, the Holders of the Insured Obligations.

“Business Day” means any day other than (i) a Saturday or Sunday or (ii) any other day on which the New York Stock Exchange or the Federal Reserve is closed or on which banking institutions in the City of New York, the State of Maryland or the city in which the Corporate Trust Office of the Indenture Trustee is located are authorized or required by law, executive order or governmental decree to be closed.

“Deficiency Amount” means, with respect to the Insured Obligations, an amount, if any, equal to the sum of:

(1)           with respect to any Payment Date, the excess, if any, of (i) the Aggregate Note Interest for the Insured Obligations over (ii) the Available Investor Interest for such Payment Date, and

(2)           (a)           on the Final Payment Date, the amount needed to pay the outstanding Note Principal Balance of the Insured Obligations (after giving effect to the payment of all amounts actually available to be paid on the Insured Obligations on that Payment Date from all sources other than the Note Policy),

(b)           for any Payment Date other than the Final Payment Date on which (i) the Loan Pool Balance (at the end of the related Collection Period) (minus Net Draws) minus (ii) the Note Principal Balance of the Insured Notes (after giving effect to the payment of all amounts actually available to be paid on the Insured Notes on that Payment Date) is below zero (the positive difference between clauses (i) and (ii), the “Aggregate Parity Deficit”), the Aggregate Parity Deficit, and

(c)           for any other Payment Date means zero;

provided, however, that “Deficiency Amount” shall not include any amounts available to be paid to the Noteholders which are not paid to the Noteholders solely as a result of failure by the Indenture Trustee to pay such amount when due and payable, including, without limitation, any such additional amounts as may be attributable to penalties or default interest rates, amounts in respect of indemnification, or any other additional amounts payable by reason of such a default. In addition, “Deficiency Amount” does not include Basis Risk Carryforward nor does it include shortfalls resulting from application of the Servicemembers Civil Relief Act or any shortfall attributable to any taxes, withholding or other charges imposed by any governmental authority (including interest and penalties in respect of such liabilities).

“Due for Payment” means (i) with respect to current interest and principal shortfalls pursuant to clauses (1) and (2)(b) of the definition of “Deficiency Amount”, the Payment Date on which such amounts are due and payable pursuant to the terms of the Indenture (without giving effect to any acceleration thereof), (ii) with respect to the unpaid principal balance of the Insured Obligations as of the Final Payment Date, the Final Payment Date, and (iii) with respect to a Preference Amount, the Business Day on which the documentation set forth in the fourth paragraph of Section 2 has been Received by the Note Insurer.

“Final Payment Date” means the Payment Date occurring in May 2037.

“Fiscal Agent” shall have the meaning assigned thereto in Section 4.

“Holder” means the registered owner of any Insured Obligation, but shall not include CWHEQ, Inc., the Seller, the Servicer, the Master Servicer, the Issuer, the Owner Trustee, the Indenture Trustee, any subservicer retained by a Servicer, or any of their respective affiliates, who, on the applicable Payment Date, is entitled under the terms of such Insured Obligation to a distribution on such Insured Obligation.

Policy No.: D-2007-89

“Indenture” means the Indenture, dated as of May 31, 2007, among the Issuer and The Bank of New York, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Note Insurer.

“Indenture Trustee” means The Bank of New York, not in its individual capacity but solely as Indenture Trustee under the Indenture and any successor thereto under the Indenture.

“Insolvency Proceeding” means, with respect to any Person, the commencement after the date hereof of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against such Person, or the commencement after the date hereof of any proceedings by or against such Person for the winding up or the liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, administrator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings relating to such Person under Federal or state law or the applicable law of any other jurisdiction.

“Insurance Agreement” means the Insurance and Indemnity Agreement, dated as of May 31, 2007, among the Note Insurer, CWHEQ, Inc., the Issuer, Countrywide Home Loans, Inc. and the Indenture Trustee, as such agreement may be amended, modified or supplemented from time to time pursuant to the terms thereof.

“Insured Amount” means, (i) with respect to any Payment Date and the Insured Obligations, the Deficiency Amount for such Payment Date and (ii) with respect to any other date, any Preference Amounts.

“Insured Obligations” means the CWHEQ Revolving Home Equity Loan Trust 2007-D, Revolving Home Equity Loan Asset Backed Notes, Series 2007-D, Class A Notes in the aggregate principal balance of $900,000,000 issued under the Indenture.

“Issuer” means CWHEQ Revolving Home Equity Loan Trust, Series 2007-D.

“Nonpayment” means, with respect to any Payment Date, an Insured Amount is Due for Payment but the funds, if any, remitted to the Indenture Trustee pursuant to the Indenture are insufficient for payment in full of such Insured Amount.

“Note Insurer” means Assured Guaranty Corp., a Maryland-domiciled insurance company, and any successor thereto, as issuer of the Note Policy.

“Note Policy” means Financial Guaranty Insurance Policy No. D-2007-89, together with each and every endorsement thereto.

“Notice of Claim” means a notice of nonpayment and demand for payment of an Insured Amount in the form of Exhibit A hereto.

“Operative Documents” means the Insurance Agreement, the Insured Obligations, the Servicing Agreement, the Trust Agreement and the Indenture.

“Order” means a final nonappealable order of a court or other body exercising jurisdiction in an Insolvency Proceeding by or against the Issuer, to the effect that the Beneficiary or a Holder of the Insured Obligations is required to return or repay all or any portion of a Preference Amount.

“Owner Trustee” means Wilmington Trust Company, a Delaware banking corporation, and any successor thereto.

“Person” means any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

“Preference Amount” means any payment of principal or interest previously distributed by or on behalf of the Issuer to the Beneficiary or a Holder of the Insured Obligations, which would have been covered under the Note Policy as a Deficiency Amount if there had been a shortfall in funds available to make such payment on the required Payment Date for such payment, which has been deemed a preferential transfer and has been recovered from the Beneficiary or such Holder pursuant to the United States Bankruptcy Code in accordance with an Order.

“Receipt” and “Received” means actual delivery to the Note Insurer prior to 12:00 noon, New York City time, on a Business Day; provided, however, that delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, on a Business Day, shall be deemed to be “Received” on the next succeeding Business Day. For purposes of this definition, “actual delivery” to the Note Insurer means (i) the delivery of the original Notice of Claim, notice or other applicable documentation to the Note Insurer at its address set forth in the Note Policy, or (ii) facsimile transmission of the original Notice of Claim, notice or other applicable documentation to the Note Insurer at its facsimile number set forth in the Note Policy. If presentation is made by facsimile transmission, the Beneficiary, (i) promptly shall confirm transmission by telephone to the Note Insurer at its telephone number set forth in Section 7, and (ii) as soon as is reasonably practicable, shall deliver the original Notice of Claim, notice or other applicable documentation to the Note Insurer at its address set forth in Section 7, if any Notice of Claim, notice or other documentation actually delivered (or attempted to be delivered) under the Note Policy by the Beneficiary, is not in proper form or is not properly completed, executed or delivered, or otherwise is insufficient for the purpose of making a claim under the Note Policy, “Receipt” by the Note Insurer shall be deemed not to have occurred, and the Note Insurer promptly shall so advise the Beneficiary. In such case, the Beneficiary, may submit an amended Notice of Claim, notice or other documentation, as the case may be, to the Note Insurer.

Policy No.: D-2007-89

“Seller” means Countrywide Home Loans, Inc., and its successors and assigns.

“Servicing Agreement” means the Sale and Servicing Agreement, dated as of May 31, 2007, by and among the Issuer, the Sponsor, the Master Servicer, the Depositor and the Indenture Trustee.

“Term of the Note Policy” means the period from and including the Effective Date to and including the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the Insured Obligations have been paid in full and (ii) the Final Payment Date; provided, however, that in the event that any amount with respect to any Deficiency Amount paid to the Beneficiary pursuant to the Indenture during the Term of the Note Policy becomes a Preference Amount, the Note Insurer’s obligations with respect thereto shall remain in effect or shall be reinstated, as applicable, until payment in full by the Note Insurer pursuant to the terms hereof.

“Trust Agreement” means the Trust Agreement, dated as of May 30, 2007, by and among the Depositor and the Owner Trustee.

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture as of the date of execution of the Note Policy, without giving effect to any subsequent amendment to or modification of the Indenture unless such amendment or modification has been approved in writing by the Note Insurer.

SECTION 2.  Claims

The Beneficiary may make a claim under the Note Policy for the amount of any Deficiency Amount by executing and delivering, or causing to be executed and delivered, to the Note Insurer a Notice of Claim, with appropriate insertions. Such Notice of Claim, when so completed and delivered, shall constitute proof of a claim under the Note Policy when Received by the Note Insurer.

In the event that any amount shall be received by the Beneficiary in respect of a Deficiency Amount forming the basis of a claim specified in a Notice of Claim submitted under the Note Policy, which amount had not been received when the Notice of Claim was prepared but which is received by the Beneficiary prior to the receipt of payment from the Note Insurer as contemplated by the Note Policy (any such amount, a “Recovery”), the Beneficiary immediately shall so notify the Note Insurer (which notice shall include the amount of any such Recovery). The fact that a Recovery has been received by the Beneficiary shall be deemed to be incorporated in the applicable Notice of Claim as of the date such Notice of Claim originally was prepared, without necessity of any action on the part of any Person, and the Note Insurer shall pay the amount of the claim specified in the Notice of Claim as herein provided, net of the Recovery.

The Note Insurer will pay each Insured Amount that constitutes a Deficiency Amount to the Beneficiary no later than 2:00 p.m., New York City time, on the later of (i) the Payment Date on which such Deficiency Amount becomes Due for Payment or (ii) the second Business Day following Receipt by the Note Insurer on a Business Day of a Notice of Claim as specified in the second preceding paragraph.

The Note Insurer will pay each Insured Amount that constitutes a Preference Amount on the later of (i) the date on which such Preference Amount is due to be paid pursuant to an applicable Order or (ii) the fourth Business Day following Receipt by the Note Insurer from the Beneficiary of (a) a certified copy of such Order, (b) an opinion of counsel satisfactory to the Note Insurer that such Order is final and not subject to appeal, (c) an assignment, in form and substance satisfactory to the Note Insurer, duly executed and delivered by the Beneficiary, irrevocably assigning to the Note Insurer all rights and claims of the Beneficiary against the estate of the Issuer or otherwise, which rights and claims relate to or arise under or with respect to the subject Preference Amount, and (d) a Notice of Claim appropriately completed and executed by the Beneficiary. Such payment shall be disbursed to the court, receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Beneficiary directly, unless the Beneficiary has previously paid the Preference Amount over to such court, receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy, in which case the Note Insurer will pay the Beneficiary subject to the delivery of (1) the items referred to in clauses (a), (b), (c) and (d) above to the Note Insurer, and (2) evidence satisfactory to the Note Insurer that payment has been made to such court, receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the related Order.  The Note Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Notes prior to the time the Note Insurer would have been required to make a payment in respect of principal pursuant to the Note Policy.

Notwithstanding the foregoing paragraph, in no event shall the Note Insurer be obligated to make any payment in respect of a Preference Amount prior to the date the Insured Amount related to such Preference Amount is Due for Payment. In the event that the payment of any amount in respect of any Insured Amount is accelerated or must otherwise be paid by the Issuer in advance of the scheduled Payment Date therefor, nothing in the Note Policy shall be deemed to require the Note Insurer to make any payment under the Note Policy in respect of any such Insured Amount prior to the date such Insured Amount otherwise would have been Due for Payment without giving effect to such acceleration, unless the Note Insurer in its sole discretion elects to make any prior payment, in whole or in part, with respect to any such Insured Amount.

Policy No.: D-2007-89

No claim may be made hereunder except by the Beneficiary.

The Note Policy does not include Basis Risk Carryforward nor does it include shortfalls resulting from application of the Servicemembers Civil Relief Act or any shortfall attributable to any taxes, withholding or other charges imposed by any governmental authority (including interest and penalties in respect of such liabilities) nor does the Note Policy guarantee to the Holders of the Notes any particular rate of principal payment.

SECTION 3.  Payments

Payments due under the Note Policy in respect of Insured Amounts shall be disbursed to the Beneficiary (or in the case of a Preference Amount, to the court, receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order as set forth in Section 2 above or, if the Beneficiary has previously paid the Preference Amount over to such parties, to the Beneficiary) by wire transfer of immediately available funds to an account of the Beneficiary specified in the applicable Notice of Claim.

The Note Insurer’s obligations under the Note Policy in respect of Insured Amounts shall be discharged to the extent that funds are transferred to the Beneficiary (or in the case of a Preference Amount, to the court, receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order as set forth in Section 2 above) as provided in the Notice of Claim, whether or not such funds are properly applied by the Beneficiary or such other party.

In the event the Note Insurer is required under law to deduct or withhold any tax or similar charge from or in respect of any amount payable under or in respect of the Note Policy, the Note Insurer will make all such deductions and withholdings and pay the full amount deducted or withheld to the relevant taxation authority in accordance with law, but the Note Insurer will not “gross-up” or otherwise pay additional amounts in respect of such taxes, and the Note Insurer’s payments to the Beneficiary or the court, receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order relating to a Preference Amount, as the case may be, will be amounts that are net of such deductions or withholdings.

SECTION 4.  Fiscal Agent

At any time during the Term of the Note Policy, the Note Insurer may appoint a fiscal agent (the “Fiscal Agent”) for purposes of the Note Policy by written notice to the Beneficiary, specifying the name and notice address of such Fiscal Agent. From and after the date of receipt of such notice by the Beneficiary, copies of all notices and documents required to be delivered to the Note Insurer pursuant to the Note Policy shall be simultaneously delivered to the Fiscal Agent and to the Note Insurer. All payments required to be made by the Note Insurer under the Note Policy may be made directly by the Note Insurer or by the Fiscal Agent on behalf of the Note Insurer. The Fiscal Agent is the agent of the Note Insurer only, and the Fiscal Agent shall in no event be liable to the Beneficiary for any acts of the Fiscal Agent or any failure of the Note Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Note Policy.

SECTION 5. Subrogation

Upon and to the extent of, and with respect to, any payment by the Note Insurer under the Note Policy, the Note Insurer shall be considered the holder of the portion of Insured Obligations with respect to which the Note Insurer made payments under the Note Policy, and any appurtenant coupon thereto and right to payment of principal thereof or interest thereon, as applicable, and shall be fully subrogated to the Beneficiary’s and each Holder’s right, title and interest thereunder, including the right to receive payments in respect of that portion of the Insured Obligations, subject to, in the case of a payment made by the Issuer, the priority of payments in the Indenture. Any payment made by or on behalf of the Issuer to, and any amounts received under the Operative Documents for the benefit of, the Holders in respect of any Insured Amount forming the basis of a claim hereunder (which claim shall have been paid by the Note Insurer) shall be received and held in trust for the benefit of the Note Insurer and shall be paid over to the Note Insurer in accordance with the Indenture and the Insurance Agreement. The Beneficiary and each Holder shall cooperate in all reasonable respects, and at the expense of the Note Insurer, with any request by the Note Insurer for action to preserve or enforce the Note Insurer’s rights and remedies in respect of the Issuer under the Insured Obligations, any related security arrangements or otherwise, including, without limitation, any request to (i) institute or participate in any suit, action or other proceeding, (ii) enforce any judgment obtained and collect from Issuer or the Beneficiary any amounts adjudged due or (iii) transfer to the Note Insurer, via absolute legal assignment, the Beneficiary’s or such Holder’s rights in respect of any Insured Amount which may form the basis of a claim hereunder.

Policy No.: D-2007-89

SECTION 6.  Assignment and Amendment

The Note Policy may not be assigned by the Beneficiary without the prior written consent of the Note Insurer. Except with the prior written consent of the Beneficiary and the Note Insurer, the terms of the Note Policy may not be modified or altered by any other agreement.

SECTION 7.  Notices

All notices, presentations, transmissions, deliveries and communications made by the Beneficiary to the Note Insurer with respect to the Note Policy shall specifically refer to the number of the Note Policy, shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

if to the Note Insurer:

Assured Guaranty Corp.
1325 Avenue of the Americas
New York, New York  10019
Attention:  Risk Management Department
Re:  CWHEQ Revolving Home Equity Loan Asset Backed Notes, Series 2007-D, Class A Notes,
Policy No. D-2007-89
Telephone:  (212) 974-0100
Telecopier:  (212) 581-3268

With a copy to the General Counsel at the above address and telecopier number.

In each case in which a demand, notice or other communication to Assured Guaranty refers to an Event of Default, a claim on the Note Policy or any event with respect to which failure on the part of Assured Guaranty to respond shall be deemed to constitute consent or acceptance, then such demand, notice or other communication shall be marked to indicate “URGENT MATERIAL ENCLOSED’.

if to the Beneficiary:

The Bank of New York
101 Barclay Street, 4W
New York, NY 10286
Attention: Corporate Trust Administration - CWHEQ 2007-D

cc:          The Bank of New York Trust Company, N.A.
601 Travis Street, 9th Floor
Houston, Texas  77002
Attention: Structured Finance Services – CWHEQ 2007-D

The Note Insurer or the Beneficiary may designate an additional or different address, or telephone or telecopier number, by prior written notice. Each notice, presentation, delivery and communication to the Note Insurer shall be effective only upon Receipt by the Note Insurer.

SECTION 8.  Premiums

The Beneficiary shall pay or cause to be paid to the Note Insurer in accordance with the Indenture the premium payable to the Note Insurer in respect of the Note Policy as set forth in the premium letter, dated the date hereof, relating to the Note Policy.

SECTION 9.  Termination

The Note Policy and the obligations of the Note Insurer hereunder shall terminate upon the expiration of the Term of the Note Policy.

Policy No.: D-2007-89

SECTION 10.  No Waiver

No waiver of any rights or powers of the Note Insurer or the Beneficiary, or any consent by either of them, shall be valid unless in writing and signed by an authorized officer or agent of the Note Insurer or Beneficiary, as applicable. The waiver of any right by the Note Insurer or the Beneficiary, or the failure promptly to exercise any such right, shall not be construed as a waiver of any other right to exercise the same at any time thereafter

SECTION 11.  Governing Law

The Note Policy shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Assured Guaranty has caused this Endorsement to the Policy to be signed by its duly authorized officer and to become effective and binding upon Assured Guaranty by virtue of such signature.

ASSURED GUARANTY CORP.

By:  /s/ Michael Schozer_________________
Name: Michael Schozer
Title: President

Signature attested to by:

/s/ Ling Chow
Counsel
Policy No.: D-2007-89

EXHIBIT A

NOTICE OF NONPAYMENT AND DEMAND FOR PAYMENT OF INSURED AMOUNTS

[Insert Date]

Assured Guaranty Corp.
1325 Avenue of the Americas
New York, New York 10019
Attention: General Counsel

Reference is made to Financial Guaranty Insurance Policy No. D-2007-89 (the “Note Policy”) issued by Assured Guaranty Corp. (the “Note Insurer”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Note Policy and the Indenture, dated as of May 31, 2007, by and among the Issuer and The Bank of New York, as Indenture Trustee (without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Note Insurer, the “Indenture”), as the case may be, unless the context otherwise requires.

The undersigned, a duly authorized officer of the Indenture Trustee, hereby certifies to the Note Insurer that:

(i)	[Reserved]

(ii)	The relevant Payment Date is [insert applicable Payment Date].

(iii)	The amount due under clause (i) of the definition of Deficiency Amount for such Payment Date is $__________.

(iv)	The amount due under clause (ii) of the definition of Deficiency Amount for such Payment Date is $__________.

(v)	The amount due under clause (iii) of the definition of Deficiency Amount for such Payment Date is $__________.

(vi)	The sum of the amounts listed in paragraphs (iii), (iv) and (v) above is $__________ (the “Deficiency Amount”).

(vii)	The Preference Amount is $_______________ (the “Preference Amount”).

(viii)	The total Insured Amount due is $__________, which amount equals the sum of the Deficiency Amount and the Preference Amount.

(ix)	[Reserved]

(x)
The Indenture Trustee agrees that, following payment by the Note Insurer made with respect to the Insured Amount, which is the subject of this Notice of Claim, it (a) will cause such amounts to be applied directly to the payment of the applicable Insured Amount; (b) will not apply such funds for any other purpose; and (c) will cause an accurate record of such payment to be maintained with respect to the appropriate Insured Amount(s), the corresponding claim on the Note Policy, and the proceeds of such claim.

(xi)
The Beneficiary, on behalf of the Holders, hereby assigns to the Note Insurer all rights of the Beneficiary and the Holders with respect to the Insured Obligations solely to the extent of, and with respect to, any payments under the Note Policy, subject in the case of a right to payment, to the priority of payment in the Indenture, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and/or sale of the Insured Obligations; provided, that payments to the Note Insurer in respect of the foregoing assignment shall in all cases be subject to and subordinate to the rights of the Holders to receive all payments in respect of the Insured Obligations. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to the Note Insurer in respect of such payments. The Beneficiary shall take such action and deliver such instruments as may be reasonably requested or required by the Note Insurer to effectuate the purpose or provisions of this clause (xi).

(xii)
The Beneficiary, on its behalf and on behalf of the Holders, hereby appoints the Note Insurer as agent and attorney-in-fact for the Beneficiary and each such Holder in any legal proceeding with respect to the Insured Obligations. The Beneficiary hereby agrees that, so long as the Note Insurer shall not be in default in its payment obligations under the Note Policy, the Note Insurer may at any time during the continuation of any Insolvency Proceeding (as defined in the Note Policy) with respect to the Issuer direct all matters relating to such Insolvency Proceeding, including, without limitation, (a) all matters relating to any Preference Amount, (b) the direction of any appeal of any order relating to any Preference Amount at the expense of the Note Insurer but subject to reimbursement as provided in the Operative Documents and (c) the posting of any surety, supersedeas or performance bond pending any appeal. In addition, the Beneficiary hereby agrees that, solely to the extent of and with respect to any payments under the Note Policy, the Note Insurer shall be fully subrogated to, and the Beneficiary on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Beneficiary and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

Policy No.: D-2007-89

(xiii)	Payment should be made by wire transfer to the following account:

The Bank of New York.-Houston, TX
ABA # 021-000-018
G.L. Account # 211705
FFC TAS #700962
Ref: CWHEQ 2007-D
Attn: Rafael Martinez 713-483-6044

Upon payment of the applicable Deficiency Amount(s), the Note Insurer shall be subrogated to the rights of the Beneficiary with respect to such payment, to the extent set forth in Section 5 of the endorsement thereto.

This Notice of Claim may be revoked at any time by written notice of such revocation by the Beneficiary to the Note Insurer.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice of Claim as of the __ day of _________ of 20__.

THE BANK OF NEW YORK,
as Indenture Trustee under the Indenture

By:  ______________________________
Name:
Title:

Policy No.: D-2007-89